                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): February 5, 2001
                                                         ----------------




                           Worldwide Xceed Group, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



         Delaware                       0-13049                  13-3006788
 ---------------------------         -----------             -------------------
(State or Other Jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)



               233 Broadway, New York, New York                     10279
               --------------------------------                     -----
               (Address of Principal Executive Offices)           (Zip Code)

        Registrant's telephone number, including area code (212) 553-2000
                                                           --------------

ITEM 5. OTHER EVENTS.

On February 5, 2001, the Registrant executed Waiver Agreements entered into with each of the holders of the Registrant's Series A Cumulative Convertible Preferred Stock (the "Series A Preferred Stock") to restructure the Series A Preferred Stock. The restructuring is expected to close on or before February 9, 2001, subject to the satisfaction of various closing conditions. The terms of the restructuring of the Preferred Stock are as follows:

1. The holders of the Registrant's outstanding shares of Series A Preferred Stock will limit the total number of additional shares of Common Stock issuable upon conversion of Series A Preferred Stock to not more than 24.3 million shares of the Registrant's Common Stock in the aggregate.
2. The Registrant will redeem 550 shares of Series A Preferred Stock for approximately $550,000.
3. All 1,533,273 outstanding warrants of the Registrant issued to the holders of its Series A Preferred Stock will be tendered to the Registrant for nominal consideration and will be redeemed.
4. Any additional shares of Series A Preferred Stock which remain outstanding after the conversion of Series A Preferred Stock into
         24.3 million shares of Common Stock will be delivered to the Registrant for cancellation.

Reference is made to each of the Waiver Agreements filed as Exhibits 10.1, 10.2 and 10.3 hereto, which are hereby incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA
         FINANCIAL INFORMATION AND EXHIBITS.

         (c)   Exhibits

               10.1 Waiver Agreement dated as of February 2, 2001, by and among Worldwide Xceed Group, Inc., HFTP Investment
                         L.L.C and GAIA Offshore Master Fund, Ltd.

               10.2 Waiver Agreement dated as of February 2, 2001, by and between Worldwide Xceed Group, Inc. and Peconic Fund,
                         Ltd.

               10.3 Waiver Agreement dated as of February 2, 2001, by and between Worldwide Xceed Group, Inc. and Leonardo, L.P.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Worldwide Xceed Group, Inc.


Dated:  February 5, 2001              By: /s/ Richard R. Dennerline
                                          -------------------------
                                              Richard R. Dennerline
                                              Chief Legal Officer and Secretary

                                  EXHIBIT INDEX


EXHIBIT NO.         EXHIBIT
-----------         -------
10.1                Waiver Agreement dated as of February 2, 2001, by and among
                    Worldwide Xceed Group, Inc., HFTP Investment L.L.C and GAIA
                    Offshore Master Fund, Ltd.
10.2                Waiver Agreement dated as of February 2, 2001, by and
                    between Worldwide Xceed Group, Inc. and Peconic Fund, Ltd.
10.3                Waiver Agreement dated as of February 2, 2001, by and
                    between Worldwide Xceed Group, Inc. and Leonardo, L.P.